UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2014 (May 6, 2014)

New Mountain Finance Corporation

(Exact name of co-registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Co-Registrant’s telephone number, including area code (212) 720-0300

New Mountain Finance Holdings, L.L.C.

(Exact name of co-registrant as specified in its charter)

Delaware	814-00839	26-3633318
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Co-Registrant’s telephone number, including area code (212) 720-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

On May 6, 2014, at the joint 2014 annual meeting of stockholders/unit holders (the “2014 Annual Meeting”) of New Mountain Finance Corporation, a Delaware corporation (the “Company” or “NMFC”) and New Mountain Finance Holdings, L.L.C., a Delaware limited liability company (“NMFH” or the “Operating Company”), the Company received stockholder approval to enter into an investment advisory and management agreement with NMFH’s current investment adviser, New Mountain Finance Advisers BDC, L.L.C. (the “Investment Adviser”).

On May 8, 2014, the Company entered into an investment advisory and management agreement (the “New Advisory Agreement”) with the Investment Adviser.  A description of the New Advisory Agreement, which has the same terms as the amended and restated investment advisory and management agreement between NMFH and the Investment Adviser, dated May 8, 2012 (the “Prior Advisory Agreement”), is set forth in Proposal 3 (“Proposal 3”) in the Company’s Definitive Proxy Statement for the 2014 Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2014 (the “Proxy Statement”) and is incorporated herein by reference.  The description above is only a summary of the New Advisory Agreement and is qualified in its entirety by reference to the copy of the New Advisory Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and by this reference incorporated herein. The Prior Advisory Agreement was also terminated, effective as of May 8, 2014.

On May 6, 2014, NMFH amended its $280.0 million credit facility maturing on October 27, 2016 (the “Holdings Facility”) provided by Wells Fargo Bank, National Association.  In addition, New Mountain Finance SPV Funding, L.L.C. (“SLF”) also amended its $215.0 million credit facility maturing on October 27, 2016 (the “SLF Facility”) provided by Wells Fargo Bank, National Association (together with the Holdings Facility, as the “Credit Facilities”).

The amendments to the Credit Facilities permitted the Operating Company to withdraw its election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and to amend its operating agreement such that the Operating Company will remain a wholly-owned subsidiary of NMFC with the sole purpose of serving as a special purpose vehicle for the Credit Facilities.

The description above is only a summary of the material provisions of the amendments to the Credit Facilities and is qualified in its entirety by reference to the copy of the Thirteenth Amendment to the Loan and Security Agreement and the Thirteenth Amendment to Amended and Restated Loan and Security Agreement, which are filed as Exhibits 10.2 and 10.3, respectively, to this current report on Form 8-K and by this reference incorporated herein.

Additionally, on May 8, 2014, after withdrawing NMFH’s election to be regulated as a BDC under the 1940 Act, NMFH entered into a Second Amended and Restated Limited Liability Company Agreement (“Second A&R LLC Agreement”).   The Second A&R LLC Agreement provides for the board of directors of the Operating Company to be dissolved, and the Operating Company to remain a wholly-owned subsidiary of NMFC with the sole purpose of serving as a special purpose vehicle for the Operating Company’s existing Credit Facilities.  As a special purpose entity the Operating Company will be bankruptcy-remote and non-recourse to NMFC.  In addition, the assets remaining at the Operating Company will continue to be used to secure the Operating Company’s current Credit Facilities.

The description above is only a summary of the material provisions of the Second A&R LLC Agreement and is qualified in its entirety by reference to the copy of the Second A&R LLC Agreement, which is filed as Exhibit 10.4 to this current report on Form 8-K and by this reference incorporated herein.

Item 1.02 Termination of a Material Definitive Agreement.

On May 8, 2014, NMFH and the Investment Adviser agreed to terminate the Prior Advisory Agreement in accordance with Section 13(a) of the Prior Advisory Agreement, and to waive any prior notice requirements thereunder.

Item 2.03                                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 regarding the amendments to the Credit Facilities is incorporated by reference herein.

Item 5.07.Submission of Matters to a Vote of Security Holders.

NMFC and NMFH held their Joint 2014 Annual Meeting of Stockholders and Unit Holder on May 6, 2014 and submitted three (3) matters to the vote of stockholders/unit holder.  A summary of the matter voted upon by the stockholders and unit holders is set forth below.

Election of Directors:

Stockholders of NMFC elected three nominees for director, to serve for three-year terms to expire at the 2017 Annual Meeting of Stockholders based on the following votes:

Name	FOR	WITHHELD
Steven B. Klinsky	22,673,206	3,080,738
David R. Malpass	25,221,459	532,485
Kurt J. Wolfgruber	20,751,607	5,002,337

The unit holder of NMFH elected three nominees for director, to serve for three-year terms to expire at the 2017 Annual Meeting of Stockholders based on the following votes:

Name	FOR	WITHHELD
Steven B. Klinsky	22,673,206	3,080,738
David R. Malpass	25,221,459	532,485
Kurt J. Wolfgruber	20,751,607	5,002,337

Withdrawal of NMFH’s Election to be regulated as a BDC:

Stockholders of NMFC, voting on a pass-through basis, and the unit holder of NMFH authorized the withdrawal of NMFH’s election to be regulated as a BDC under the 1940 Act based on the following votes:

FOR	AGAINST	ABSTAINED
25,187,555	397,669	168,720

Approval of Investment Advisory and Management Agreement:

Stockholders of NMFC approved the Investment Advisory and Management Agreement by and between NMFC and Investment Adviser based on the following votes:

FOR	AGAINST	ABSTAINED
25,308,980	263,292	181,672

Item 9.01              Financial Statements and Exhibits

(a)         Not applicable.

(b)         Not applicable.

(c)          Not applicable.

(d)         Exhibits.

Exhibit No.

10.1	Investment Advisory and Management Agreement dated May 8, 2014 by and between New Mountain Finance Corporation and New Mountain Finance Advisers BDC, L.L.C.

10.2

Thirteenth Amendment to Loan and Security Agreement dated as of May 6, 2014 between New Mountain Finance SPV Funding, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, National Association, as Lender.

10.3

Thirteenth Amendment to Amended and Restated Loan and Security Agreement dated as of May 6, 2014 between New Mountain Finance Holdings, L.L.C. as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, National Association, as Collateral Custodian

10.4	Second Amended and Restated Limited Liability Company Agreement of New Mountain Finance Holdings, L.L.C. dated as of May 8, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION NEW MOUNTAIN FINANCE HOLDINGS, L.L.C.

Date: May 8, 2014	By:	/s/ Paula A. Bosco
		Name:	Paula A. Bosco
		Title:	Corporate Secretary